Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz

                                                            Document Number
                                                            20070700532-36
                                                            Filing Date and Time
                                                            10/11/2007 10:45 AM
                                                            Entity Number
                                                            E0721842007-3

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            Kryptic Entertainment  Inc.

2. Resident Agent Name &
   Street Address:                 The Nevada Agency and Trust Company
                                   50 West Liberty Street, Suite 880
                                   Reno, Nevada 89501

3. Shares:                         Number of Shares with par value: 75,000,000
                                   Par value: $.001
                                   Number of Shares with par value:

4. Name & Address of Board
   Of Directors/Trustees:          1. John Lagourgue
                                      #201, 2307-14 Street SW
                                      Calgary, AB T2T3T5

5. Purpose:                        Any Lawful Business Activity


6. Name, Address & Signature
   Of Incorporator:                Amanda Cardinalli      /s/  Amanda Cardinalli
                                   50 West Liberty Street, Suite 880
                                   Reno, Nevada 89501

7. Certificate of Acceptance       I hereby accept appointment as Resident Agent
   Of Appointment of Resident      for the above named corporation.
   Agent:
                                   /s/ Amanda Cardinalli             10-10-07
                                   Authorized Signature of R.A.        Date